INVESCO GLOBAL HEALTH CARE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:        10/31/2011
FILE NUMBER:              811-05426
SERIES NO.:               3

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                       19,474
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                        1,250
                   Class C                        1,406
                   Class Y                          201
                   Investor  Class               16,073

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $      27.75
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $      23.24
                   Class C                 $      23.26
                   Class Y                 $      27.96
                   Investor Class          $      27.76


INVESCO DEVELOPING MARKETS FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:        10/31/2011
FILE NUMBER:              811-05426
SERIES NO.:               13

72DD.           1  Total income dividends for which record date passed during the period. (000's Omitted)
                   Class A                 $     9,655
                2  Dividends for a second class of open-end company shares
                   (000's Omitted)
                   Class B                 $        81
                   Class C                 $       303
                   Class Y                 $     2,083
                   Institutional Class     $     3,284

73A.               Payments per share outstanding during the entire current
                   period: (form nnn.nnnn)
                1  Dividends from net investment income
                   Class A                 $    0.2284
                2  Dividends for a second class of open-end company shares
                   (form nnn.nnnn)
                   Class B                 $    0.0425
                   Class C                 $    0.0425
                   Class Y                 $    0.2890
                   Institutional Class     $    0.3258

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                      45,682
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                       2,416
                   Class C                       7,279
                   Class Y                      11,944
                   Institutional Class          15,488

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $     30.38
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $     29.42
                   Class C                 $     29.38
                   Class Y                 $     30.50
                   Institutional Class     $     30.48

INVESCO ENDEAVOR FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:       10/31/2011
FILE NUMBER:             811-05426
SERIES NO.:              16

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                        5,622
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                          485
                   Class C                        1,331
                   Class R                          912
                   Class Y                          352
                   Institutional Class            5,255

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $      16.36
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $      15.55
                   Class C                 $      15.56
                   Class R                 $      16.14
                   Class Y                 $      16.49
                   Institutional Class     $      16.69

INVESCO GLOBAL FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:        10/31/2011
FILE NUMBER:              811-05426
SERIES NO.:               17

72DD.           1  Total income dividends for which record date passed during the period. (000's Omitted)
                   Class A                 $         55
                2  Dividends for a second class of open-end company shares
                   (000's Omitted)
                   Class B                 $          2
                   Class C                 $          4
                   Class R                 $          3
                   Class Y                 $          1
                   Institutional Class     $         --

73A.               Payments per share outstanding during the entire current
                   period: (form nnn.nnnn)
                1  Dividends from net investment income
                   Class A                 $     0.0587
                2  Dividends for a second class of open-end company shares
                   (form nnn.nnnn)
                   Class B                 $     0.0106
                   Class C                 $     0.0106
                   Class R                 $     0.0427
                   Class Y                 $     0.0743
                   Institutional Class     $     0.0743

INVESCO SMALL COMPANIES FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:        10/31/2011
FILE NUMBER:              811-05426
SERIES NO.:               18

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                       25,602
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                          862
                   Class C                        6,876
                   Class R                        3,328
                   Class Y                        2,179
                   Institutional Class            3,633

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $      18.97
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $      17.95
                   Class C                 $      17.93
                   Class R                 $      18.66
                   Class Y                 $      19.03
                   Institutional Class     $      19.45

INVESCO CHINA FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:        10/31/2011
FILE NUMBER:              811-05426
SERIES NO.:               19

72DD.           1  Total income dividends for which record date passed during the period. (000's Omitted)
                   Class A                 $        296
                2  Dividends for a second class of open-end company shares
                   (000's Omitted)
                   Class Y                 $         51
                   Institutional Class     $          6

73A.               Payments per share outstanding during the entire current
                   period: (form nnn.nnnn)
                1  Dividends from net investment income
                   Class A                       0.0400
                2  Dividends for a second class of open-end company shares
                   (form nnn.nnnn)
                   Class Y                       0.0949
                   Institutional Class           0.1314

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                        5,835
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                          820
                   Class C                        1,898
                   Class Y                          369
                   Institutional Class               44

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $      17.52
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $      17.05
                   Class C                 $      17.02
                   Class Y                 $      17.58
                   Institutional Class     $      17.61


INVESCO LIBOR ALPHA FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:        10/31/2011
FILE NUMBER:              811-05426
SERIES NO.:               20

72DD.           1  Total income dividends for which record date passed during the period. (000's Omitted)
                   Class A                 $        474
                2  Dividends for a second class of open-end company shares
                   (000's Omitted)
                   Class C                 $        263
                   Class R                 $          9
                   Class Y                 $         75
                   Institutional Class     $          2

73A.               Payments per share outstanding during the entire current period:
                   (form nnn.nnnn)
                1  Dividends from net investment income
                   Class A                 $     0.1589
                2  Dividends for a second class of open-end company shares (form
                   nnn.nnnn)
                   Class C                 $     0.1445
                   Class R                 $     0.1445
                   Class Y                 $     0.1743
                   Institutional Class     $     0.1741

INVESCO INTERNATIONAL TOTAL RETURN FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:        10/31/2011
FILE NUMBER:              811-05426
SERIES NO.:               21

72DD.           1  Total income dividends for which record date passed during the period. (000's Omitted)
                   Class A                 $      1,688
                2  Dividends for a second class of open-end company shares
                   (000's Omitted)
                   Class B                 $        260
                   Class C                 $        362
                   Class Y                 $         28
                   Institutional Class     $        227

73A.               Payments per share outstanding during the entire current period:
                   (form nnn.nnnn)
                1  Dividends from net investment income
                   Class A                 $     0.5786
                2  Dividends for a second class of open-end company shares (form
                   nnn.nnnn)
                   Class B                 $     0.4897
                   Class C                 $     0.4897
                   Class Y                 $     0.6078
                   Institutional Class     $     0.6081

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                        4,055
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                          511
                   Class C                          929
                   Class Y                          114
                   Institutional Class              403

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $      11.63
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $      11.61
                   Class C                 $      11.61
                   Class Y                 $      11.63
                   Institutional Class     $      11.63

INVESCO BALANCED-RISK ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:        10/31/2011
FILE NUMBER:              811-05426
SERIES NO.:               23

72DD.           1  Total income dividends for which record date passed during the period. (000's Omitted)
                   Class A                 $     10,326
                2  Dividends for a second class of open-end company shares
                   (000's Omitted)
                   Class B                 $        439
                   Class C                 $      2,924
                   Class R                 $         26
                   Class Y                 $      3,109
                   Institutional Class     $     17,684

73A.               Payments per share outstanding during the entire current period:
                   (form nnn.nnnn)
                1  Dividends from net investment income
                   Class A                 $     0.4657
                2  Dividends for a second class of open-end company shares (form
                   nnn.nnnn)
                   Class B                 $     0.4448
                   Class C                 $     0.4448
                   Class R                 $     0.4587
                   Class Y                 $     0.4736
                   Institutional Class     $     0.4736

74U.            1  Number of shares outstanding (000's Omitted)
                   Class A                       83,379
                2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                   Class B                        1,501
                   Class C                       32,512
                   Class R                          248
                   Class Y                       45,820
                   Institutional Class           37,238

74V.            1  Net asset value per share (to nearest cent)
                   Class A                 $      12.01
                2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                   Class B                 $      11.81
                   Class C                 $      11.80
                   Class R                 $      11.93
                   Class Y                 $      12.07
                   Institutional Class     $      12.07

INVESCO VAN KAMPEN GLOBAL TACTICAL ASSET ALLOCATION FUND           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-05426
SERIES NO.:                  25

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                                                              $    118
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                                                              $     15
                                Class C                                                              $     54
                                Class R                                                              $      3
                                Class Y                                                              $    320
                                Institutional Class                                                  $      1

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                                                              $ 0.3677
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                                                              $ 0.2185
                                Class C                                                              $ 0.2465
                                Class R                                                              $ 0.3175
                                Class Y                                                              $ 0.4116
                                Institutional Class                                                  $ 0.4116

INVESCO PACIFIC GROWTH FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-05426
SERIES NO.:                  28

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                                                              $    904
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                                                              $     14
                                Class C                                                              $     10
                                Class R                                                              $     --
                                Class Y                                                              $    108

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                                                              $ 0.1945
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                                                              $ 0.0351
                                Class C                                                              $ 0.0351
                                Class R                                                              $ 0.1414
                                Class Y                                                              $ 0.2508

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                 4,179
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                   231
                                Class C                                                                   294
                                Class R                                                                     6
                                Class Y                                                                   393
                                Institutional Class                                                         1

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                              $  20.05
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                              $  18.91
                                Class C                                                              $  18.94
                                Class R                                                              $  19.95
                                Class Y                                                              $  20.37
                                Institutional Class                                                  $  20.39

INVESCO GLOBAL ADVANTAGE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-05426
                29           35

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                 9,026
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                   253
                                Class C                                                                 1,181
                                Class Y                                                                    29

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                              $  11.12
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                              $  10.16
                                Class C                                                              $  10.19
                                Class Y                                                              $  11.38

INVESCO COMMODITIES STRATEGY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER:                 811-05426
SERIES NO.:                  35

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                 3,490
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                   370
                                Class C                                                                   373
                                Class R                                                                    10
                                Class Y                                                                   250
                                Institutional Class                                                         3

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                              $  20.24
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                              $  19.93
                                Class C                                                              $  19.97
                                Class R                                                              $  20.15
                                Class Y                                                              $  20.36
                                Institutional Class                                                  $  20.44

INVESCO EMERGING MARKETS LOCAL CURRENCY DEBT FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:           10/31/2011
FILE NUMBER :                811-05426
SERIES NO.:                  40

72DD.                        1  Total income dividends for which record date passed during the period. (000's Omitted)
                                Class A                                                              $    355
                             2  Dividends for a second class of open-end company shares (000's Omitted)
                                Class B                                                              $     32
                                Class C                                                              $     57
                                Class R                                                              $      4
                                Class Y                                                              $     51
                                Institutional Class                                                  $  2,131

73A.                            Payments per share outstanding during the entire current period: (form nnn.nnnn)
                             1  Dividends from net investment income
                                Class A                                                              $ 0.6333
                             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                                Class B                                                              $ 0.5515
                                Class C                                                              $ 0.5516
                                Class R                                                              $ 0.6063
                                Class Y                                                              $ 0.6604
                                Institutional Class                                                  $ 0.6601

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                 1,244
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                    82
                                Class C                                                                   297
                                Class R                                                                    37
                                Class Y                                                                   109
                                Institutional Class                                                     2,796

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                              $  10.36
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                              $  10.35
                                Class C                                                              $  10.36
                                Class R                                                              $  10.36
                                Class Y                                                              $  10.37
                                Institutional Class                                                  $  10.35

INVESCO BALANCED RISK COMMODITY STRATEGY FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:          10/31/2011
FILE NUMBER:                811-05426
SERIES NO.:                 41

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                   735
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class B                                                                    27
                                Class C                                                                   176
                                Class R                                                                    11
                                Class Y                                                                 5,641
                                Institutional Class                                                     9,828

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                              $  10.42
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class B                                                              $  10.36
                                Class C                                                              $  10.35
                                Class R                                                              $  10.42
                                Class Y                                                              $  10.47
                                Institutional Class                                                  $  10.47

INVESCO EMERGING MARKETS EQUITY FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:          10/31/2011
FILE NUMBER:                811-05426
SERIES NO.:                 42

74U.                         1  Number of shares outstanding (000's Omitted)
                                Class A                                                                   498
                             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                Class C                                                                    29
                                Class R                                                                     1
                                Class Y                                                                     5
                                Institutional Class                                                       956

74V.                         1  Net asset value per share (to nearest cent)
                                Class A                                                              $   8.07
                             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                                Class C                                                              $   8.05
                                Class R                                                              $   8.06
                                Class Y                                                              $   8.07
                                Institutional Class                                                  $   8.07